UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2007

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania	19102-2112
(Address of principal executive offices)	(Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 8, 2007, we sold $500,000,000 aggregate principal amount of our 6.05% Capital Securities due April 20, 2067 (the “Capital Securities”) pursuant to the Prospectus, dated March 14, 2006 (the “Prospectus”), filed as part of our Registration Statement on Form S-3 (Registration No. 333-132416) (“Form S-3”) with the Securities and Exchange Commission (the “SEC”), as supplemented by a Prospectus Supplement in preliminary form and Free Writing Prospectus, each dated March 8, 2007. We sold the Capital Securities pursuant to an Underwriting Agreement, dated March 8, 2007 (the “Capital Securities Underwriting Agreement”), among us, Citigroup Global Markets Inc. (“Citigroup”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representatives of the underwriters named in Schedule I to the Capital Securities Underwriting Agreement. The Capital Securities were sold to the underwriters at a price of 98.728%. The Capital Securities were issued under the Junior Subordinated Indenture, dated as of May 1, 1996 (the “Capital Securities Base Indenture”), between us and The Bank of New York Trust Company, N.A., as trustee (successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, National Association and The First National Bank of Chicago) (the “Trustee”), as supplemented by the Fourth Supplemental Junior Subordinated Indenture, dated as of November 1, 2006 (the “Fourth Supplemental Junior Subordinated Indenture”), and the Fifth Supplemental Junior Subordinated Indenture, dated as of March 13, 2007 (the “Fifth Supplemental Junior Subordinated Indenture”), between us and the Trustee.

On March 8, 2007, we also sold $250,000,000 aggregate principal amount of our Floating Rate Senior Notes due March 12, 2010 (the “Senior Notes”) pursuant to the Prospectus filed as part of our Form S-3, as supplemented by a Prospectus Supplement in preliminary form and Free Writing Prospectus, each dated March 8, 2007. We sold the Senior Notes pursuant to an Underwriting Agreement, dated March 8, 2007 (the “Senior Notes Underwriting Agreement”), among us, Citigroup and Merrill Lynch. The Senior Notes were sold to the underwriters at a price of 99.9%. The Senior Notes were issued under an Indenture, dated as of September 15, 1994 (the “Senior Notes Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 1, 2006 (the “First Supplemental Indenture”), between us and The Bank of New York, as trustee.

From time to time, certain of the underwriters have provided, and may provide, various financial advisory or investment banking services to us and our affiliates, for which they have received and may continue to receive customary fees and commissions. Affiliates of Banc of America Securities LLC, BNY Capital Markets, CALYON, Citigroup, Deutsche Bank, JPMorgan, Merrill Lynch, Morgan Stanley, UBS and Wachovia have acted as lenders in a $1.0 billion line capacity, and affiliates of ABN AMRO, Banc of America Securities LLC, BNP Paribas, BNY Capital Markets, Citigroup, Comerica, Deutsche Bank, Fifth Third, Greenwich Capital, HSBC, JPMorgan, KeyBanc, Mellon, Merrill Lynch, Morgan Stanley, NatCity, PNC, SG Americas, Wachovia and Wells Fargo have acted as lenders in a $1.5 billion amendment to existing lines of credit. In addition, the underwriters may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as distributors of various life, annuity and investment products of our subsidiaries.

The preceding is a summary of the terms of the Capital Securities Underwriting Agreement, the Senior Notes Underwriting Agreement, the Fifth Supplemental Junior Subordinated Indenture, the Capital Securities and the Senior Notes and is qualified in its entirety by reference to (i) the Capital Securities Underwriting Agreement and Senior Notes Underwriting Agreement attached as Exhibits 1.1 and 1.2 hereto, respectively; (ii) the Capital Securities Base Indenture attached as Exhibit 4(j) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2001; (iii) the Senior Notes Base Indenture attached as Exhibit 4(c) to the Registration Statement on Form S-3/A filed with the SEC on September 15, 1994; (iv) the Fourth Supplemental Junior Subordinated Indenture and the First Supplemental Indenture attached as Exhibits 4.9 and 4.4, respectively, to the Annual Report on Form 10-K for the fiscal year ended December 31, 2006; (v) the Fifth Supplemental Junior Subordinated Indenture attached as Exhibit 4.1 hereto; (vi) the Form of Capital Securities attached as Exhibit 4.2 hereto; and (vii) the Form of Senior Notes attached as Exhibit 4.3 hereto and each is incorporated herein by reference as though it were fully set forth herein.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibit Index beginning on page E-1 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

By:	/s/ Douglas N. Miller
Name:	Douglas N. Miller
Title:	Vice President and
Chief Accounting Officer

Date: March 13, 2007

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EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 8, 2007, among Lincoln National Corporation, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule I to the Underwriting Agreement.

1.2	Underwriting Agreement, dated March 8, 2007, among Lincoln National Corporation, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Fifth Supplemental Junior Subordinated Indenture, dated as of March 13, 2007, between Lincoln National Corporation and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of 6.05% Capital Securities due 2067.

4.3	Form of Floating Rate Senior Notes due 2010.

5.1	Opinion of Blank Rome LLP.

5.2	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Shearman & Sterling LLP.

8.2	Tax Opinion of Blank Rome LLP (included in Exhibit 5.2 of this current report).

23.1	Consent of Blank Rome LLP (included in Exhibits 5.1 and 5.2 of this current report).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 8.1 of this current report).

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